United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 31, 2005
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                              NORTH VALLEY BANCORP
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


              0-10652                                   94-2751350
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      (Commission File Number)               (IRS Employer Identification No.)


                    300 Park Marina Circle, Redding, CA 96001
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement.

On May 31, 2005, the Employment Agreement dated January 2002, the Executive Deferred Compensation Agreement dated January 2002, and the Salary Continuation Agreement dated October 2001, each executed between the registrant and Edward J. Czajka, Chief Financial Officer of the registrant, was terminated. See Item 5.02 of this report.

Item 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

On May 31, 2005, the registrant announced that it had accepted the resignation of Edward J. Czajka, Chief Financial Officer of the registrant, effective as of May 31, 2005. As a result, the Employment Agreement (and related compensation agreements) with Mr. Czajka were terminated effective May 31, 2005. Simultaneously, the registrant announced the appointment of Sharon L. Benson, Senior Vice President and Controller of the registrant since January 2001, as interim Chief Financial Officer, to serve in such capacity while a permanent replacement chief financial officer is being sought. Previously, from 1997 to 2001, Mrs. Benson served as Senior Vice President and Chief Financial Officer of the registrant.

A copy of the May 31, 2005 press release of the registrant, announcing the resignation of Mr. Czajka and the interim appointment of Mrs. Benson, is attached to this report as Exhibit 99.83 and is incorporated here by reference.

Item 9.01. Financial Statements and Exhibits.

       (c)      Exhibits

       99.83 Press release issued May 31, 2005, announcing the resignation of Edward J. Czajka


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NORTH VALLEY BANCORP
                                                (Registrant)

Dated:  June 1, 2005.                           By: /s/  LEO J. GRAHAM
                                                    ----------------------------
                                                    Leo J. Graham
                                                    General Counsel/Secretary